Overstock Announces First Quarter 2023 Financial Results
Executing on key growth drivers to further improve revenue performance
Strong gross margin result in a highly competitive environment

SALT LAKE CITY - April 27, 2023 - Overstock.com, Inc. (NASDAQ:OSTK) today reported financial results for the quarter ended March 31, 2023.

First Quarter 2023 Financial Highlights

•	Total net revenue was $381 million, a decrease of 29% year over year
•	Gross profit of $90 million, or 23.5% of total net revenue
•	Net loss of $10 million
•	Diluted net loss per share of $0.23; Adjusted diluted net loss per share (non-GAAP) of $0.10
•	Adjusted EBITDA (non-GAAP) of $3 million, which represents 0.9% of net revenue
•	Cash and cash equivalents totaled $375 million at the end of the first quarter

“The team delivered positive adjusted EBITDA for the twelfth consecutive quarter,” said Overstock CEO Jonathan Johnson. “I am pleased with their efforts to accomplish this in a challenging environment. Our revenue trend improved each month during the quarter, with a more meaningful improvement in late Q1. Importantly, our home-only revenue trend slightly improved in Q1 after stabilizing over the prior two quarters. We continued to navigate a highly competitive landscape to deliver healthy gross margins. While the economic and consumer environment remains uncertain, our strong cash position allows us to focus on executing our plans for the year and continue to deploy new strategies to drive growth.”

“This month, we launched the next phase of our marketing campaign to build on our brand’s association with home,” continued Johnson. “We are highlighting our smart value brand pillar of ‘quality and style for less’ – a key differentiator for Overstock in the large and fragmented furniture and home furnishings market. I look forward to providing a full update on our first quarter 2023 performance during our earnings call.”

First Quarter 2023 Operational Metrics*

•	Active customers of 4.8 million, a decrease of 35% year over year
•	Last Twelve Months (LTM) net revenue per active customer of $370, an increase of 4% year over year
•	Orders delivered of 1.7 million, a decrease of 29% year over year
•	Average order value of $220, a decrease of 1% year over year
•	Orders per active customer of 1.57, a decrease of 6% year over year
•	Orders placed on a mobile device were 51% of gross merchandise sales
*Certain terms, such as active customers, LTM net revenue per active customer, orders delivered, average order value, and orders per active customer are defined under "Supplemental Operational Data" below.

Earnings Webcast and Replay Information
Overstock will hold a conference call and webcast to discuss its first quarter 2023 financial results on Thursday, April 27, 2023, at 8:30 a.m. ET. To access the live webcast and presentation slides, go to http://investors.overstock.com. To participate in the conference call via telephone, please register at the link available at http://investors.overstock.com/events. Registrants will receive dial-in information and a unique PIN to access the live call. Questions may be emailed in advance of the call to ir@overstock.com.

A replay of the conference call will be available at http://investors.overstock.com starting two hours after the live call has ended.

About Overstock.com
Overstock.com, Inc. (NASDAQ:OSTK) is an online furniture and home furnishings retailer and technology-focused innovator based in Salt Lake City, Utah. Its leading e-commerce website sells a broad range of new home products at low prices, including furniture, décor, area rugs, bedding and bath, home improvement, and more. The online shopping site features millions of products that tens of millions of customers visit each month. Overstock regularly posts information about the Company and other related matters on the Newsroom and Investor Relations pages on its website, Overstock.com.

O, Overstock.com, O.com, and Club O are registered trademarks of Overstock.com, Inc. Overstock and Making Dream Homes Come True are trademarks of Overstock.com, Inc. Other service marks, trademarks and trade names which may be referred to herein are the property of their respective owners.

Cautionary Note Regarding Forward-Looking Statements
This press release and the April 27, 2023 conference call and webcast to discuss our financial results may contain forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include all statements other than statements of historical fact, including forecasts of trends, market conditions, the impact of our national marketing campaign, and other factors that could impact our results of operations. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We undertake no obligation to update any forward-looking statements as a result of any new information, future developments, or otherwise. These forward-looking statements are inherently difficult to predict. Actual results could differ materially for a variety of reasons, including but not limited to, macroeconomic changes, including higher inflation and rising interest rates, and difficulties we may have with our fulfillment partners, supply chain, access to products, shipping costs, competition, attraction/retention of employees, search engine optimization results, and/or payment processors. Other risks and uncertainties include, among others, negative global economic consequences of global conflict, including the ongoing tensions between the United States and Russia, the United States and China, and other effects of the ongoing conflict in Ukraine; problems with our infrastructure, including cyber-attacks or data breaches affecting us, adverse tax, regulatory or legal developments, any restrictions on the use of "cookies" or other tracking technologies, any negative business impacts associated with our evolving business practices including our exit from non-home categories, and whether our partnership with Pelion Venture Partners will be able to achieve its objectives. More information about factors that could potentially affect our financial results are included in our Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 24, 2023, and in our subsequent filings with the SEC. The Form 10-K and our subsequent filings with the SEC identify important factors that could cause our actual results to differ materially from those contained in or contemplated by our projections, estimates and other forward-looking statements.

Contacts Investor Relations: Lavesh Hemnani ir@overstock.com	Media Relations: Sarah Factor pr@overstock.com

Overstock.com, Inc. Consolidated Balance Sheets (Unaudited) (in thousands, except share data)
	March 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$374,711	$371,263
Restricted cash	217	194
Accounts receivable, net	22,071	17,693
Inventories	6,238	6,526
Prepaids and other current assets	18,012	18,833
Total current assets	421,249	414,509
Property and equipment, net	107,064	109,906
Deferred tax assets, net	44,888	41,439
Goodwill	6,160	6,160
Equity securities	289,124	296,317
Operating lease right-of-use assets	6,364	7,460
Other long-term assets, net	12,540	2,755
Total assets	$887,389	$878,546
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$83,621	$75,130
Accrued liabilities	68,593	63,614
Unearned revenue	47,123	44,480
Operating lease liabilities, current	3,872	4,410
Other current liabilities	2,910	3,508
Total current liabilities	206,119	191,142
Long-term debt, net	34,207	34,476
Operating lease liabilities, non-current	2,982	3,626
Other long-term liabilities	3,576	3,476
Total liabilities	246,884	232,720
Stockholders' equity:
Preferred stock, $0.0001 par value, authorized shares - 5,000, issued and outstanding - none	—	—
Common stock, $0.0001 par value, authorized shares - 100,000
Issued shares - 51,438 and 51,102
Outstanding shares - 45,191 and 44,951	5	5
Additional paid-in capital	989,634	982,718
Accumulated deficit	(184,136)	(173,829)
Accumulated other comprehensive loss	(518)	(522)
Treasury stock at cost - 6,247 and 6,151	(164,480)	(162,546)
Total stockholders' equity	640,505	645,826
Total liabilities and stockholders' equity	$887,389	$878,546

Overstock.com, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except per share data)
	Three months ended March 31,
	2023	2022
Net revenue	$381,140	$536,037
Cost of goods sold	291,427	410,825
Gross profit	89,713	125,212
Operating expenses
Sales and marketing	47,048	58,513
Technology	30,546	32,989
General and administrative	20,483	21,256
Total operating expenses	98,077	112,758
Operating income (loss)	(8,364)	12,454
Interest income (expense), net	2,559	(125)
Other expense, net	(7,389)	(114)
Income (loss) before income taxes	(13,194)	12,215
Provision (benefit) for income taxes	(2,887)	2,092
Net income (loss)	$(10,307)	$10,123
Net income (loss) per share of common stock:
Basic	$(0.23)	$0.21
Diluted	$(0.23)	$0.21
Weighted average shares of common stock outstanding:
Basic	45,067	43,052
Diluted	45,067	43,282

Overstock.com, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands)
	Three months ended March 31,
	2023	2022
Cash flows from operating activities:
Net income (loss)	$(10,307)	$10,123
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	5,985	4,307
Non-cash operating lease cost	1,266	1,319
Stock-based compensation to employees and directors	5,795	4,639
(Increase) decrease in deferred tax assets, net	(3,449)	959
Loss from equity method securities	7,181	299
Other non-cash adjustments	(102)	(123)
Changes in operating assets and liabilities:
Accounts receivable, net	(4,378)	(2,559)
Inventories	288	(282)
Prepaids and other current assets	1,109	1,604
Other long-term assets, net	(369)	(307)
Accounts payable	10,220	4,339
Accrued liabilities	5,377	7,886
Unearned revenue	2,643	2,034
Operating lease liabilities	(1,352)	(1,329)
Other long-term liabilities	100	284
Net cash provided by operating activities	20,007	33,193
Cash flows from investing activities:
Disbursement for notes receivable	(10,000)	—
Purchase of equity securities	—	(11,420)
Capital distribution from investment	—	1,162
Expenditures for property and equipment	(5,256)	(3,256)
Other investing activities, net	425	(281)
Net cash used in investing activities	(14,831)	(13,795)
Cash flows from financing activities:
Repurchase of shares	—	(25,165)
Payments of taxes withheld upon vesting of employee stock awards	(1,934)	(3,267)
Other financing activities, net	229	(854)
Net cash used in financing activities	(1,705)	(29,286)
Net increase (decrease) in cash, cash equivalents, and restricted cash	3,471	(9,888)
Cash, cash equivalents, and restricted cash, beginning of period	371,457	503,366
Cash, cash equivalents, and restricted cash, end of period	$374,928	$493,478

Supplemental Operational Data
We measure our business using operational metrics, in addition to the financial metrics shown above and the non-GAAP financial measures explained below. We believe these metrics provide investors with additional information regarding our financial results and provide key performance indicators to track our progress. These indicators include changes in customer order patterns and the mix of products purchased by our customers.

Active customers represent the total number of unique customers who have made at least one purchase during the prior twelve-month period. This metric captures both the inflow of new customers and the outflow of existing customers who have not made a purchase during the prior twelve-month period.

LTM net revenue per active customer represents total net revenue in a twelve-month period divided by the total number of active customers for the same twelve-month period.

Orders delivered represents the total number of orders delivered in any given period, including orders that may eventually be returned. As we ship a large volume of packages through multiple carriers, actual delivery dates may not always be available, and in those circumstances, we estimate delivery dates based on historical data.

Average order value is defined as total net revenue in any given period divided by the total number of orders delivered in that period.

Orders per active customer is defined as orders delivered in a twelve-month period divided by active customers for the same twelve-month period.

The following table provides our key operating metrics:
(in thousands, except for LTM net revenue per active customer, average order value and orders per active customer)

	Three months ended March 31,
	2023	2022
Active customers	4,795	7,388
LTM net revenue per active customer	$370	$356
Orders delivered	1,736	2,428
Average order value	$220	$221
Orders per active customer	1.57	1.67

Non-GAAP Financial Measures and Reconciliations
We are providing certain non-GAAP financial measures in this release and related earnings conference call, including adjusted diluted earnings (loss) per share, adjusted EBITDA, and free cash flow. We use these non-GAAP measures internally in analyzing our financial results and we believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance in the same manner as our management and board of directors. We have provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures in this earnings release. These non-GAAP financial measures should be used in addition to and in conjunction with the results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures.

Adjusted diluted earnings (loss) per share is a non-GAAP financial measure that is calculated as net income (loss) less the income or losses recognized from our equity method securities, net of related tax. We believe that this adjustment to our net income (loss) before calculating per share amounts for the current period presented provides a useful comparison between our operating results from period to period.

Adjusted EBITDA is a non-GAAP financial measure that is calculated as income (loss) before depreciation and amortization, stock-based compensation, interest and other income (expense), provision (benefit) for income taxes, and special items. We believe the exclusion of certain benefits and expenses in calculating adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring.

Free cash flow is a non-GAAP financial measure that is calculated as net cash provided by or used in operating activities reduced by expenditures for property and equipment. We believe free cash flow is a useful measure to evaluate the cash impact of the operations of the business including purchases of property and equipment which are a necessary component of our ongoing operations.

The following table reflects the reconciliation of adjusted diluted loss per share to diluted loss per share (in thousands, except per share data):

	Three months ended March 31,
	2023
	Diluted EPS	Less: equity method income (loss)[1]	Adjusted Diluted EPS
Numerator:
Net loss attributable to common stockholders	$(10,307)	$(5,609)	$(4,698)

Denominator:
Weighted average shares of common stock outstanding—diluted	45,067	45,067	45,067

Net loss per share of common stock:
Diluted	$(0.23)	$(0.13)	$(0.10)
1 Inclusive of estimated tax impact from equity method activity

The following table reflects the reconciliation of adjusted EBITDA to net income (loss) (in thousands):

	Three months ended March 31,
	2023	2022
Net income (loss)	$(10,307)	$10,123
Depreciation and amortization	5,985	4,307
Stock-based compensation	5,795	4,639
Interest (income) expense, net	(2,559)	125
Other expense, net	7,389	114
Provision (benefit) for income taxes	(2,887)	2,092
Special items (see table below)	—	53
Adjusted EBITDA	$3,416	$21,453

Special items:
Transaction costs	$—	$53
	$—	$53

The following table reflects the reconciliation of free cash flow to net cash provided by operating activities (in thousands):

	Three months ended March 31,
	2023	2022
Net cash provided by operating activities	$20,007	$33,193
Expenditures for property and equipment	(5,256)	(3,256)
Free cash flow	$14,751	$29,937